"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

A. INFORMATION REGARDING  THE  YAMAHA MOTOR MASTER  TRUST

1.   Aggregate Pool Balance as of the beginning of the
      preceding Collection Period ............................................................................  634,343,909.88

2.  Aggregate amount of Collections during the preceding
      Collection Period ......................................................................................  217,052,832.60

         a) Collections other than finance charges, cash Adjustment Payments and cash Transferor Deposit Amounts.............................................................  213,666,153.75

         b) Finance Charge collections........................................................................   3,386,678.85

         c) Cash Adjustment Payments..........................................................................       0.00

         d) Cash Transferor Deposit Amounts...................................................................       0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
      preceding Collection Period.............................................................................    33,331.09

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
      Collection Period.......................................................................................   3,297,079.08

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
      Collection Period.......................................................................................       0.00

6.  Aggregate amount of additional Receivables during
       the Preceding Collection period........................................................................  169,337,748.59

7.   Aggregate Pool Balance as of the end of the preceding
       Collection Period......................................................................................  586,685,094.55

8.  The aggregate Trust Principal Component as of the beginning of the preceding Collection Period was .......................................................................  624,828,751.23

9.  The aggregate amount of Principal Collections during the preceding Collection Period was.........................................................................  207,537,673.95

10.  The aggregate amount of Defaulted Receivables during the preceding
          Collection Period was...............................................................................    32,831.12

11.  The aggregate Trust Principal Component as of the end of the preceding Collection Period was .......................................................................  577,884,818.13

12.  The aggregate amount of Yield Collections during the preceding
       Collection Period was..................................................................................   9,515,158.65

13.  The Discount Factor during the preceding Collection Period was ..........................................       1.50%

14.  The Monthly Payment Rate during the preceding Collection Period was .....................................      34.22%

15.  Defaulted Receivables ( [ charged-off receivables less recoveries ] x
        [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of  the beginning
        of the preceding Collection Period, were..............................................................       0.06%

16.  "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
       beginning of the preceding Collection Period, were.....................................................       6.41%

"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                                         Series          Series       Series
                                                                         1999-1          1995-1       1998-1          Aggregate
                                                                         ------          ------       ------          ---------
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

    a) Class A Invested Amount ..................................... 200,000,000.00  100,000,000.00 144,390,231.79  444,390,231.79
        Class A Percentage (% of Invested Amount)...................     85.50%          82.00%          88.50%         85.62%

             Series 1998-1 Commercial Paper Principal Component.....       ---             ---      144,390,231.79  144,390,231.79
             Series 1998-1 APA Bank Loan Balance....................       ---             ---           0.00            0.00

    b)  Less Principal Funding Account or
        Capitalized Interest Account (1998-1 only)..................      0.00       49,697,862.64   1,166,667.00   50,864,529.64

    c)  Equals Class A Adjusted Invested Amount..................... 200,000,000.00  50,302,137.36  143,223,564.79  393,525,702.15

    d)  Class B Invested Amount..................................... 14,035,000.00   21,951,219.51   18,762,572.49  54,748,792.00
         Class B Percentage (% of Invested Amount)..................      6.00%          18.00%          11.50%         10.55%

    e)  Class C Invested Amount (Series 1999-1)..................... 19,883,041.00         ---            ---       19,883,041.00
         Class C Percentage (% of Invested Amount) (Series 1999-1)..      8.50%            ---            ---            3.83%

    f)  Aggregate Invested Amount................................... 233,918,041.00  121,951,219.51 163,152,804.28  519,022,064.79

    g)  Class A Pool Factor.........................................   1.0000000       1.0000000          ---

    h)  Class B Pool Factor.........................................   1.0000000       1.0000000          ---

    i)  Class C Pool Factor.........................................   1.0000000           ---            ---


2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

    a)  Class A Invested Amount ....................................  200,000,000.00   100,000,000.00 109,390,231.79 409,390,231.79
         Class A Percentage (% of Invested Amount)..................      100.00%          100.00%        100.00%        100.00%

             Series 1998-1 Commercial Paper Principal Component.....        ---              ---      109,390,231.79 109,390,231.79
             Series 1998-1 APA Bank Loan Balance....................        ---              ---           0.00           0.00
             Series 1998-1 balance of Undistributed Principal
             Collections............................................        ---              ---           0.00           0.00
                                                                                                      109,390,231.79 109,390,231.79

    b)  Less Principal Funding Account or Capitalized
        Interest Account (1998-1 only)..............................       0.00        100,000,000.00  1,166,667.00  101,166,667.00

    c)  Equals Class A Adjusted Invested Amount.....................  200,000,000.00        0.00      108,223,564.79 308,223,564.79

    d)  Class B Invested Amount.....................................  14,035,000.00    21,951,219.51   14,214,549.89 50,200,769.41

    e)  Class C Invested Amount (Series 1999-1).....................  19,883,041.00          ---             --      19,883,041.00

    e)  Invested Amount.............................................  233,918,041.00   121,951,219.51 123,604,781.68 479,474,042.20

    f)  Class A Pool Factor.........................................    1.0000000        1.0000000          ---

    g)  Class B Pool Factor.........................................    1.0000000        1.0000000          ---

    h)  Class C Pool Factor (Series 1999-1).........................    1.0000000            ---            ---

                                                                                        % Trust
                                                                                       Principal
                                                                      $ Amount         Component
                                                                      --------         ---------
3. Transferor Interest as of the beginning of the preceding
   Collection Period.............................................. 155,504,549.08       24.89%

     a) Special Funding Account as of the beginning of the
          preceding Collection Period.............................      0.00             0.00%

4.  Available Subordinated Amount as of the beginning of the
      preceding Collection Period.................................      0.00             0.00%

5.    Average Class A Invested Amount............................. 200,000,000.00   100,000,000.00  150,141,898.19   450,141,898.19
       Average Class B Invested Amount............................ 14,035,000.00    21,951,219.51    19,509,964.15   55,496,183.66
       Average Class C Invested Amount............................ 19,883,041.00          --               --        19,883,041.00
                                                                   --------------   --------------  --------------   --------------
                                                                   233,918,041.00   121,951,219.51  169,651,862.34   525,521,122.85

"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
      TRANSFEROR AMOUNT, Cont...
                                                                                        % Trust
                                                                                       Principal
                                                                       Amount          Component
6. Transferor Interest as of the end of the preceding
    Collection Period............................................. 198,410,775.94       34.33%

     a) Special Funding Account as of the end of the preceding
         Collection Period........................................      0.00             0.00%


7. Available Subordinated Amount as of the end of the preceding
         Collection Period........................................      0.00             0.00%


8. Minimum Transferor Percentage (net of Available Subordinated
    Amount) as of the end of the preceding Collection Period...... 57,788,481.81        10.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1999-1 Investor Percentage....................................................................         37.44%
Series 1995-1 Investor Percentage....................................................................         11.56%
Series 1998-1 Investor Percentage....................................................................         27.15%
Transferor Percentage................................................................................         23.85%
                                                                                                              100.00%
2. Fixed Allocation Percentage

Series 1999-1 Investor Percentage....................................................................           NA
Series 1995-1 Investor Percentage....................................................................         19.52%
Series 1998-1 Investor Percentage....................................................................           NA
Transferor Percentage................................................................................           NA

3. Allocation of Yield Collections

Yield Collections allocable to Series 1999-1.........................................................      3,562,203.67
Yield Collections allocable to Series 1995-1.........................................................      1,100,304.93
Yield Collections allocable to Series 1998-1.........................................................      2,583,530.90
Aggregate Investor Yield Collections ................................................................      7,246,039.50
Yield Collections allocable to the Transferor........................................................      2,269,119.15
Total allocable Yield Collections....................................................................      9,515,158.65

4. Allocation of Special Funding Account Income
    (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1999-1............................................          0.00
Special Funding Account Income allocable to Series 1995-1............................................          0.00
Special Funding Account Income allocable to Series 1998-1............................................          0.00
Aggregate Investor Special Funding Account Income....................................................          0.00
Special Funding Account Income allocable to the Transferor...........................................          0.00
Total allocable Special Funding Account Income.......................................................          0.00

"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont...

                                                                                                             $ Amount
5. Allocation of Defaults

Defaults allocable to Series 1999-1 (Investor Default Amount)........................................       12,291.04
Defaults allocable to Series 1995-1 (Investor Default Amount)........................................        3,796.49
Defaults allocable to Series 1998-1 (Investor Default Amount)........................................        8,914.22
Aggregate Investor Default Amount....................................................................       25,001.75
Defaults allocable to the Transferor.................................................................        7,829.37
 Total allocable Defaults............................................................................       32,831.12

6. Allocation of Principal Collections

Principal Collections allocable to Series 1999-1.....................................................     77,696,178.40
Principal Collections allocable to Series 1995-1.....................................................     40,506,254.53
Principal Collections allocable to Series 1998-1.....................................................     54,191,413.94
Aggregate Investor Principal Collections.............................................................     172,393,846.87
Principal Collections allocable to the Transferor....................................................     35,143,827.09
Total allocable Principal Collections................................................................     207,537,673.95

7. Allocation of Collection Account Income (allocated and distributed to Series
   1991-1, Series 1995-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1999-1 ................................................          0.00
Collection Account Income allocable to Series 1995-1 ................................................          0.00
Collection Account Income allocable to Series 1998-1 ................................................          0.00
Aggregate Investor Collection Account Income.........................................................          0.00
Collection Account Income allocable to the Transferor ...............................................          0.00
Total allocable Collection Account Income............................................................          0.00


D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                                                   Series 1999-1   Series 1995-1     Series 1998-1       Aggregate
                                                                   -------------   -------------     -------------       ---------
1. Yield Collections (including "finance charges")
    allocable to Series 1999-1, Series 1995-1 and
    Series 1998-1 during the preceding Collection
    Period were..................................................  3,562,203.67    1,100,304.93      2,583,530.90      7,246,039.50

2. Principal Funding Account investment income
    during the preceding Collection Period was...................      0.00            0.00               ---              0.00

3. Special Funding Account investment income allocable
    to Series 1999-1, Series 1995-1 and Series 1998-1
    during the preceding Collection Period were..................      0.00            0.00              0.00              0.00

4. Collection Account investment income allocable to
    Series 1999-1, Series 1995-1 and Series 1998-1
    during the preceding Collection Period were..................      0.00            0.00              0.00              0.00

5. Capitalized Interest Account Investment and
    Interest income (allocable to Series 1998-1
    only) during the preceding Collection Period was.............       ---             ---              0.00              0.00

6. Total Yield Funds allocable to Series 1999-1,
     Series 1995-1 and Series 1998-1 during the
     preceding Collection Period were............................  3,562,203.67    1,100,304.93      2,583,530.90      7,246,039.50

   a. Total Yield Funds allocable to Series 1999-1,
        Series 1995-1 and Series 1998-1 as an annual
        percentage of the Invested Amount as of the
        beginning of the preceding Collection Period were........     18.27%          10.83%             18.27%           16.55%

"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and  INVESTMENT INCOME ALLOCABLE
      TO SERIES 1999-1, SERIES 1995-1 AND SERIES 1998-1

                                                        Series 1999-1         Series 1995-1     Series 1998-1      Aggregate
                                                        -------------         -------------     -------------      ---------
1. Total Yield Funds allocable to Series
     1999-1, Series 1995-1 and Series 1998-1........    3,562,203.67          1,100,304.93      2,583,530.90      7,246,039.50

2. Plus Draw on Capitalized Interest
     Account (for Series 1998-1 only)...............         ---                   ---              0.00              0.00

3. Total Yield Funds allocable to Series
    1999-1, Series 1995-1 and Series 1998-1,
    including draw on Capitalized Interest
    Account for Series 19981........................    3,562,203.67          1,100,304.93      2,583,530.90      7,246,039.50

4. Less Class A Monthly Interest paid...............    1,226,888.89           516,666.67        827,312.85       2,570,868.41

Actual 360 Accrual Day Count                                 32
      Class A Certificate Rate......................       6.901%                6.200%             6.612%
      Class B Certificate Rate......................       7.131%                6.450%             7.151%
      Class C Certificate Rate......................       7.131%                  ---               ---
         - LIBOR Index Rate (applicable to
           Series 1999-1 only)......................       6.651%                  ---               ---
         - CP Rate (applicable to Series
           1998-1 only).............................         ---                   ---              6.612%
         - Euro Dollar Rate (applicable to
           Series 1998-1 only)......................         ---                   ---              7.151%
         - Base Rate (applicable to Series
           1998-1 only).............................         ---                   ---             10.000%

5. Less Class A Past Due Monthly Interest paid......        0.00                  0.00              0.00              0.00

6. Less Class B Monthly Interest paid...............     88,966.31             117,987.80        116,267.19        323,221.30

7. Less Class B Past Due Monthly Interest paid......        0.00                  0.00              0.00              0.00

8. Less Class C Monthly Interest paid (Series
     1999-1 only)...................................    126,036.39                 ---               ---          126,036.39

9. Less Class C Past Due Monthly Interest paid
     (Series 1999-1 only)...........................        0.00                   ---               ---              0.00

10. Less [program] Fees paid (applicable to
      Series 1998-1 only)...........................         ---                   ---            25,593.75        25,593.75

11. Less Past Due Program Fees paid (Series
      1998-1 only)..................................         ---                   ---              0.00              0.00

12. Less Monthly Servicing Fee paid.................     389,863.40            203,252.03        282,753.10        875,868.54

13. Less Past Due Monthly Servicing Fee paid........        0.00                  0.00              0.00              0.00

14. Less Reimbursement of previously
      unreimbursed Class A Charge-Offs..............        0.00                  0.00              0.00              0.00
    (distributed as Excess Principal
      during the Revolving Period)

15. Plus Reallocated Transferor Principal...........        0.00                  0.00              0.00              0.00

16. Less Investor Default Amount....................     12,291.04              3,796.49          8,914.22         25,001.75
     (Excess Principal during the Revolving
      Period)

17. Less Interest on previously unreimbursed
      Class B Charge-Offs...........................        0.00                  0.00              0.00              0.00

18. Less Reimbursement of previously
      unreimbursed Class B Charge-Offs..............        0.00                  0.00              0.00              0.00
     (Excess Principal during the
      Revolving Period)

19. Equals Remaining Yield Funds allocable to
      Series 1999-1, Series 1995-1
     (including draw on Capitalized Interest
      Account for Series 1998-1)....................    1,718,157.65           258,601.93       1,322,689.78      3,299,449.36



"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1999-1, SERIES 1995-1 and SERIES 1998-1



                                                                                            Series   Series   Series
                                                                                            1999-1   1995-1   1998-1  Aggregate
                                                                                            ------   ------   ------  ---------
1. Class A Monthly Interest shortfall during the preceding Collection Period.............    0.00     0.00     0.00     0.00

2. Class B Monthly Interest shortfall during the preceding Collection Period.............    0.00     0.00     0.00     0.00

3. Class C Monthly Interest shortfall preceding Collection Period (Series 1999-1)........    0.00      ---      ---     0.00

4. Monthly Servicing Fee shortfall during the preceding Collection Period................    0.00     0.00     0.00     0.00

5. Monthly Program Fees shortfall during the preceding Collection Period.................     ---      ---     0.00     0.00

6. Class A Investor Charge-Offs during the preceding Collection Period...................    0.00     0.00     0.00     0.00

7. Class B Investor Charge-Offs during the preceding Collection Period...................    0.00     0.00     0.00     0.00

8. Class C Investor Charge-Offs preceding Collection Period (Series 1999-1)..............    0.00      ---      ---     0.00

9. Cumulative Unreimbursed Class A Investor Charge-Offs..................................    0.00     0.00     0.00     0.00

10. Cumulative Unreimbursed Class B Investor Charge-Offs.................................    0.00     0.00     0.00     0.00

11. Cumul. Unreimbursed Class C Investor Charge-Offs (Series 1999-1).....................    0.00      ---      ---     0.00

12. Cumulative Reallocated Transferor Principal..........................................    0.00     0.00     0.00     0.00


"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                        Series 1999-1         Series 1995-1     Series 1998-1       Aggregate
                                                        -------------         -------------     -------------       ---------
1. Available Principal Funds (funds
        on deposit in the Collection
        Account for principal
        distribution)

  a)   Remaining Yield Funds allocable
         to Series 1999-1, Series 1995-1
         and Series 1998-1..........................        0.00               258,601.93           0.00           258,601.93
          (distributed to Transferor
           during Revolving Period)

  b)   Principal Collections allocable
        to 1999-1, 1995-1 and 1998-1................   77,696,178.40         40,506,254.53      54,191,413.94    172,393,846.87

  c)   Investor Defaults............................     12,291.04              3,796.49          8,914.22         25,001.75

  d)   Reallocated Transferor Principal.............        0.00                  0.00              0.00              0.00

  e)   Principal Collections allocable
         to the Transferor..........................        0.00             15,032,522.22      20,111,304.87    35,143,827.09

  f)   Balance of Special Funding Account
       (Undistributed Principal Collections)........        0.00                  0.00              0.00              0.00
       (retained in Collection Account
         during the Revolving Period)

  g)  Beginning balance of Undistributed
        Principal Collections.......................         --                    --               0.00              0.00

        1)  CP Take-out from Series 1999-1
             New Issue Proceeds.....................         --                    --               0.00              0.00

  h) Total Available Principal Funds
       (before allocation of Excess
        Principal)..................................   77,708,469.43         55,801,175.17      74,311,633.03    207,821,277.63

  i)  Excess Principal from Series 1999-1,
        Series 1995,1 and Series 1998-1.............        0.00                  0.00          59,356,399.24    59,356,399.24
            1)  From Series 1999-1..................         --                   0.00          53,857,361.43    53,857,361.43
            2)  From Series 1995-1..................        0.00                   --           5,499,037.80      5,499,037.80
            3)  From Series 1998-1..................        0.00                  0.00                --              0.00

  j)   Total Available Principal Funds
         (after Excess Principal)...................   23,851,108.00         50,302,137.36     133,668,032.27    207,821,277.63

2.  Principal Paid to Class A.......................        0.00             50,302,137.36      35,000,000.00    85,302,137.36

3.  Undistributed Principal Collections.............         --                    --               0.00              0.00

4. Class B Monthly Principal........................        0.00                  0.00          4,548,022.60      4,548,022.60

5. Class C Monthly Principal (Series 1999-1 only)...        0.00                   --                 --              0.00

6. Excess Principal Collections.....................   77,708,469.43          5,499,037.80      34,763,610.43    117,971,117.67

7.  Series 1998-1 Additional Invested Amount........         ---                   ---              0.00              0.00

       a) Class A Additional Invested Amount........         ---                   ---              0.00              0.00

       b) Class B Additional Invested Amount........         ---                   ---              0.00              0.00



"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------



H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT


                                                        Series 1999-1         Series 1995-1     Series 1998-1       Aggregate
                                                        -------------         -------------     -------------       ---------
1.   Principal Funding Account amount as
       of the beginning of the preceding
       Collection Period............................        0.00             49,697,862.64           ---         49,697,862.64

2.   Plus Class A principal deposits made
       during the preceding Collection Period.......        0.00             50,302,137.36           ---         50,302,137.36

3.   Less principal withdrawals made during
       the preceding Collection Period..............        0.00                  0.00               ---              0.00

4.   Principal Funding Account amount as of
       the end of the preceding Collection Period...        0.00             100,000,000.00          ---         100,000,000.00

5.   Principal Funding Account investment income
       during the preceding Collection Period.......        0.00                  0.00               ---              0.00

6.   Principal Funding Account investment rate
      during the preceding Collection Period........        0.00%                 0.00%              ---              0.00%


I. INFORMATION REGARDING TRANSFEROR
   SUBORDINATION EVENT TRIGGERS

                                                        Series 1999-1         Series 1995-1     Series 1998-1       Aggregate
                                                        -------------         -------------     -------------       ---------

Transferor Subordination Event ? ...................         NO                    NO                 NO

Required Transferor Subordination Amount............         0                     0                  0                0

Required Transferor Subordination Amount
  (% Class A Adjusted Invested Amount)..............       0.0000%               0.0000%           0.0000%

Available Subordinated Amount as of the
end of the preceding Collection Period..............         0                     0                  0                0


                                                           Trigger               Actual        Subord. Event ?
Transferor Subordination Event Triggers                     Level                 Level            (1=yes)

1. Minimum November through April Monthly
   Payment Rate (3-mo moving avg)...................       10.00%                31.17%               0

2. Minimum May through October Monthly
   Payment Rate (3-mo moving avg)...................       13.00%                31.17%               0

3. Maximum All-Terrain Vehicles (as %
   of Pool Balance).................................       36.00%                33.66%               0

4. Maximum other than motorcycles,
   scooters, water vehicles, all-terrain
   vehicles, outboard and snowmobiles
   (as % of Pool Balance)...........................       10.00%                 1.98%               0

5  Maximum Dealer "holdbacks" on non-sold
    products plus Sales Program Discounts...........        5.00%                 0.06%               0

6. Maximum Fiscal Year New Accounts as a %
    of Beginning Fiscal Year Total Accounts.........        8.00%                 1.27%               0

7. Maximum Fiscal Quarter New Accounts as
    a % of Beginning Fiscal Quarter Total
    Accounts........................................        5.00%                 1.27%               0

8. Maximum Defaulted Receivables minus
    Recoveries plus Repossessions (as
    an Annual % of Pool Balance) (3-month
    moving average).................................        7.50%                 0.02%               0

9. Maximum Single Dealer Concentration
   (as % Pool Balance)..............................        1.00%                 0.45%               0

10. Maximum Fiscal Year New and Dealer
     Replacement Accounts as a % of
     Beginning Fiscal Year Total Accounts...........       15.00%                 2.11%               0

11. Maximum Fiscal Quarter New and Dealer
     Replacement Accounts as a % of Beginning
     Fiscal Quarter Total Accounts..................        5.00%                 2.11%               0

"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS


Series 1999-1 Early Amortization Event ? ...............................................     NO
Series 1995-1 Early Amortization Event ? ...............................................     NO
Series 1998-1 Early Amortization Event ? ...............................................     NO


                                                                                    Series            Series            Series
                                                                   Trigger          1999-1            1995-1            1998-1
                                                                   -------          ------            ------            ------
Early Amortization Event Triggers
1.   a. Min Class C Invested Amt as a % of Series Inv
        Amt (Series 1999-1)...................................      8.25%            8.50%               NA               NA
     b. Min Class B Invested Amt as a % of Class A & B
        Inv Amt (Series 1995-1)...............................     17.50%             NA               18.00%             NA
     c. Min Class B Invested Amt as a % of Class A & B
        Inv Amt (Series 1998-1)...............................     11.00%             NA                 NA             11.50%

2. Max consecutive months that Special Funding Account
   may exceed $0..............................................       12

3. Minimum Transferor Interest ( ** note ** below)............     10.00%           32.58%             32.58%           32.58%

4. Minimum Transferor Interest (** note ** below]  if
    "finance charge" yield (expressed as an annual
    percentage of the Pool Balance) is less than 6%...........     12.00%           32.58%             32.58%           32.58%

5. Minimum November through April Monthly Payment Rate
    (3-mo moving avg).........................................     10.00%           31.17%             31.17%           31.17%

6. Minimum May through October Monthly Payment Rate
    (3-mo moving avg).........................................     13.00%           31.17%             31.17%           31.17%

7. Maximum Defaulted Receivables minus Recoveries
    plus Repossessions (as an annual % of Pool
    Balance) (3-mo moving avg)................................     11.00%            0.02%             0.02%             0.02%

8. Class B Invested Amount is less than Initial
    Class B Invested Amount for three consecutive
    periods...................................................                    14,035,000        21,951,220            ---






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** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

    Is the short term rating of DFS P-1 ?...........................................................        NO
    Balance of  10-day Overdrafts as of the end of the preceding Collection Period..................  10,303,158.73

  Transferor Interest as of the end of the preceding Collection Period..............................  198,410,775.94
  Principal Component of 10-Day Draft balance  as of the end of the preceeding Coll. Period.........  10,148,611.35
  Adjusted Transferor Interest......................................................................  188,262,164.59
  Adjusted Transferor Interest (% TPC)..............................................................      32.58%
  Minimum Transferor Interest.......................................................................  57,788,481.81


"Regular" Distribution Date:
     17-Jul-00                                               Yamaha Motor Master Trust                     Collection Period Ending:
"Actual" Distribution Date:            6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1         30-Jun-00
     17-Jul-00
------------------------------------------------------------------------------------------------------------------------------------


K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT


1.  Servicer Cash Collateral Account balance as of the beginning of the
    preceding Collection Period..........................................................................   4,358,777.29

2.  Servicer Cash Collateral Account balance as of the end of the
    preceding Collection Period..........................................................................   4,358,777.29

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period..........................................................................       0.00

4.  Investment Income and Deposits to the Servicer Cash Collateral Account during the
    preceding Collection Period..........................................................................       0.00


L. INFORMATION REGARDING DISTRIBUTIONS  TO SERIES 1999-1 Class A and B Certificates, 1995-1 Class A Certificates
   and 1998-1 Class A Certificates

Series              Amount       Explanation

    1999-1     $1,226,888.89      Class A Monthly Interest
    1999-1     $0.00              Class A Principal  *
    1999-1     $88,966.31         Class B Monthly Interest
    1999-1     $0.00              Class B Principal  *
    1995-1     $516,666.67        Class A Monthly Interest
    1995-1     $50,302,137.36     Class A Principal  **
    1998-1     $827,312.85        Class A Monthly Interest
    1998-1     $35,000,000.00     Class A Principal (Increase)/Reduction ***


      *     Amount of Series 1999-1 Class A Principal deposited to Principal Funding AC =                     $0.00
      **   Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC =                 ($50,302,137.36)
      ***  Amount of  Series 19981-1 Undistributed Principal deposited to Collection AC =                     $0.00









                                                                                 NAME:               Kevin Fujimoto
                                                                                         -------------------------------------
                                                                                 TITLE:   Vice President & Secretary/Treasurer
                                                                                         -------------------------------------